                               ESCROW AGREEMENT

    Fleet National Bank, as escrow agent (the Escrow Agent), ________________
_____________ (the Seller), and   _________________________________ (the Buyer)
enter into this Escrow Agreement (the Agreement) as of (date).

    A. The defined terms used in this Agreement and not defined herein shall have the meanings indicated in the Loan Servicing Purchase and Sale Agreement (the "Agreement") a copy of which is attached.

    B. As provided in the Agreement, the Buyer is required from time to time to deposit in escrow an aggregate amount of _____________. Subject to the terms and conditions in this Agreement, money in the escrow is to be released and paid over to the Seller upon the Escrow Agent's receipt of joint written instructions from the Seller and the Buyer. The Buyer and Seller have agreed to establish the escrow with the Escrow Agent pursuant to the terms set forth herein.

    NOW THEREFORE, the Escrow Agent, the Seller and the Buyer, in consideration of the covenants herein contained, agree as follows:

        1. ESCROW AGENT. The Escrow Agent, having as of the date of this Agreement, an office at 777 Main Street, Hartford, Connecticut, is hereby appointed by the Seller and the Buyer and agrees to have as the Escrow Agent hereunder.

        2. ESCROW FUND. The Escrow Agent hereby agrees to deposit all monies from time to time, provided by the Buyer hereunder, into an escrow fund (the Escrow Fund) to be held in the custody of the Escrow Agent separate and apart from all other funds and accounts of the Seller, the Buyer or the Escrow Agent. Upon three (3) Business Days prior to notice of the Escrow Agent, the Buyer shall have the right to deliver additional monies to the Escrow Agent for deposit in the Escrow Fund. The Escrow Agent agrees to accept such monies, such monies becoming apart of the Escrow Fund subject to the terms and conditions herein.

        3. ESCROW FUND INVESTMENTS. All monies delivered by the Buyer to the Escrow Agent for deposit in the Escrow Fund shall be invested by the Escrow Agent in such fund or funds as Buyer and Seller shall specify in writing. Such investment shall be deemed to be part of the Escrow Fund. The Escrow Agent shall not be liable for any loss resulting from the making or retention of any investment in accordance with this Agreement.

        4. RELEASE OR RETURN OF ESCROW. The escrow hereby created shall be released upon receipt by the Escrow Agent of joint written instructions from the Seller and the Buyer (the Escrow Release Condition).

    Upon the occurrence of the Escrow Release Condition, the Escrow Agent shall wire transfer the Escrow Fund, less any amounts which may be subtracted as provided for in this Agreement, in accordance with wire transfer instructions then provided.

    After the Escrow Funds have been released or returned, the Escrow Agent shall have no further liability to either the Seller or the Buyer.

        5. LIABILITY OF ESCROW AGENT LIMITED. The acceptance by the Escrow Agent of its duties under this Agreement is subject to the following terms and conditions, which parties to this Agreement agree shall govern and control with respect to its rights, duties, liabilities and immunities.

             a. The Escrow Agent shall be protected in acting upon any written notice, request, waiver, consent, receipt, or other paper or document furnished to it, not only as to its due execution and validity and effectiveness of its provisions, but also as to the truth and acceptability of any information therein contained which the Escrow Agent in good faith believes to be genuine and what it purports to be.

             b. The Escrow Agent shall not be liable for any error of judgment, or for any act done or steps taken or omitted by it in good faith, or for any mistake of fact or law, or for anything which it may do or refrain from doing in connection herewith, except its own gross negligence or willful misconduct and the parties shall indemnify and hold the Escrow Agent harmless against any and all claims, liability, loss, costs, and expenses (including attorneys' fees and court costs) arising out of the performance of this Agreement excepts its own lack of good faith, gross negligence or willful misconduct. In the event that such costs, or expenses are incurred by the Escrow Agent, the Escrow Agent shall be entitled to reimburse itself out of the Escrow Funds.

             c. The Escrow Agent may consult with, or obtain advice from, legal counsel in the event of any question as to any of the provisions hereof or its duties hereunder, and it shall incur no liability and shall be fully protected in acting in good faith in accordance with the opinion and instructions of such counsel.

             d. The Escrow Agent is only a stake holder with respect to any funds deposited hereunder, and in the event of a dispute among the parties hereto, the Escrow Agent may continue to hold the money from the Escrow Fund until joint instructions from the Seller and the Buyer or an order of court of jurisdiction directs disposition of the money; or the Escrow Agent may, at the expenses of the Seller and the Buyer, deposit by appropriate procedure the money into court.

        6. ESCROW AGENT'S DUTIES. The Escrow Agent shall perform such duties in the administration of this Agreement, and only such duties, as are specifically set forth in this Agreement.

        7. NOTICES. All notices, requests, demands or instructions to the Seller, the Buyer or to the Escrow Agent which are given hereunder shall be in writing and shall be deemed sufficiently given if sent by registered or certified mail, postage prepaid or delivered during the business hours as follows: (i) to the Buyer at its office at (name and address) (ii) to the Seller at its office at (name and address) and (iii) to the Escrow Agent at its office at 777 Main Street, Hartford, Connecticut, 06115, attention of the Corporate Trust Department.

        8. ESCROW AGENT COMPENSATION. The Buyer shall pay when billed compensation to the Escrow Agent for its services under this Agreement. The Buyer also agrees to pay when billed Escrow Agent's costs and expenses, the including fees and expenses of counsel to the Escrow Agent incurred in connection with its duties hereunder. To secure payment of the Escrow Agent's compensation under this Agreement, the Escrow Agent shall have a lien (legal and equitable) prior to the Seller's and the Buyer's on all money or property held under this Agreement by the Escrow Agent.

        9. SUCCESSORS ASSIGNS. The rights and obligations of the parties to this Agreement shall insure to and be binding upon their respective successors and assigns.

        10. SEVERABILITY. If any one or more of the covenants or agreements provided for this Agreement on the part of the Seller, the Buyer or the Escrow Agent to be performed should be determined by a court or competent jurisdiction to be contrary to law, such covenant or agreement shall be deemed and construed to be severable from the remaining covenants and agreements herein contained and shall in no way affect the validity of the remaining provisions of this Agreement.

        11. GOVERNING LAW. This Agreement shall be construed and interpreted in accordance with the laws of the State of Connecticut and any suits and actions arising out of this Agreement shall be instituted in a court of competent jurisdiction in said State.

        12. COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be deemed to be an original; but such counterparts together shall constitute one and the same instrument.

        IN WITNESS WHEREFOR, this Agreement has been signed as of the day and year shown above.

                                      By:
                                         ----------------------------

                                      Title:
                                            -------------------------


                                      By:
                                         ----------------------------

                                      Title:
                                            -------------------------

                                       FLEET NATIONAL BANK,
                                       AS ESCROW AGENT



                                        By:
                                           ----------------------------

                                        Title:
                                              -------------------------